BLACKROCK FUNDSSM

BlackRock Real Estate Securities Fund

(the “Fund”)

Supplement dated April 24, 2017 to the Fund’s

Statement of Additional Information dated May 31, 2016 (as amended October 12, 2016)

Effective immediately, the following changes are made to the Fund’s Statement of Additional Information:

The section entitled “Management, Advisory and Other Service Arrangements — Information Regarding the Portfolio Managers” is revised as follows:

The first paragraph is deleted in its entirety and replaced with the following:

Mark Howard-Johnson, CFA, and Rajan Rehan, CFA, are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund.

The table in the sub-section entitled “Other Funds and Accounts Managed” is deleted in its entirety and replaced with the following:

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Mark Howard-Johnson, CFA	4	5	1	0	0	0
	$406.8 Million	$273.9 Million	$281.0 Million	$0	$0	$0
Rajan Rehan, CFA*	0	0	0	0	0	0
	$0	$0	$0	$0	$0	$0
*	Information provided for Mr. Rehan is as of March 31, 2017.

The first paragraph of the sub-section entitled “Portfolio Manager Compensation Overview” is amended to add the following:

Information for Mr. Rehan is as of March 31, 2017.

The sub-section entitled “Portfolio Manager Compensation Overview — Discretionary Incentive Compensation” is deleted in its entirety and replaced with the following:

Discretionary Incentive Compensation — Mr. Howard-Johnson

Generally, discretionary incentive compensation for Active Equity portfolio managers is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program is based on team revenue and pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, as applicable. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks or rankings against which the performance of the Fund and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. With respect to Mr. Howard-Johnson, the benchmark for the Fund and other accounts is the FTSE EPRA/NAREIT United States Index.

A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management and the relevant Chief Investment Officers.

Discretionary Incentive Compensation — Mr. Rehan

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets or strategies under management or supervision by that portfolio manager, and/or the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Fund, other accounts or strategies managed by each portfolio manager. Performance is generally measured on a pre-tax basis over various time periods including 1-, 3- and 5-year periods, as applicable. With respect to Mr. Rehan, his benchmark is the FTSE EPRA/NAREIT United States Index.

The table in the sub-section entitled “Portfolio Manager Beneficial Holdings” is deleted in its entirety and replaced with the following:

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned
Mark Howard-Johnson, CFA	$500,001-$1,000,000
Rajan Rehan, CFA*	None
*	Information provided for Mr. Rehan is as of March 31, 2017.

Shareholders should retain this Supplement for future reference.

SAI-RESP-0417SUP

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